Exhibit 99.3

AMERICAN CARESOURCE HOLDINGS, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION
INTRODUCTION

On July 31, 2015, ACSH Medical Management LLC, or ACSH Management, a wholly-owned subsidiary of American CareSource Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement with Medac Health Services, P.A., or Medac, and its shareholders to purchase certain assets used in the operation of its four urgent care centers located in the greater Wilmington, North Carolina area (as described in the Asset Purchase Agreement, which was filed on August 6, 2015 in a Current Report on Form 8-K with the Securities and Exchange Commission).

On May 8, 2014, ACSH Urgent Care of Georgia, LLC., a wholly owned subsidiary of the Company, completed the purchase of substantially all the assets of two urgent care centers, from CorrectMed Locust Grove, LLC, CorrectMed Scott, LLC, CorrectMed, LLC and other seller parties (collectively, “CorrectMed”).

The unaudited pro forma condensed balance sheet as of September 30, 2015 combines the historical consolidated balance sheet of the Company and the historical combined balance sheet of Medac to illustrate the estimated effect of the acquisition on the Company's financial statements as if it had occurred on September 30, 2015. Since the acquisition of CorrectMed occurred prior to September 30, 2015, the financial position of CorrectMed is included within the historical balance sheet of the Company.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 combines the historical consolidated statements of operations of the Company with the historical statement of operations of Medac as if the acquisition of Medac had occurred on January 1, 2014. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 combines the consolidated statement of operations of the Company (including CorrectMed since the acquisition date) with the historical statement of operations of Medac for the year ended December 31, 2014 and the historical statement of operations for CorrectMed from January 1, 2014 to May 8, 2014 (acquisition date), as if the acquisitions of Medac and CorrectMed had occurred on January 1, 2014. The unaudited pro forma condensed consolidated financial statements are based on certain estimates and assumptions made with respect to the combined operations of the Company, Medac, and CorrectMed, which we believe are reasonable. The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only and do not purport to be indicative of the results of operations of the Company, Medac or CorrectMed that actually would have been achieved had the acquisitions of Medac or CorrectMed been completed on the assumed dates, or to project the Company's results of operations for any future date or period.

The Medac and CorrectMed transactions are being accounted for using the acquisition method of accounting for business combinations in accordance with generally accepted accounting principles in the United States. Under this method, the total consideration transferred to consummate the acquisitions are being allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values as of the closing dates of the acquisitions. The acquisition method of accounting requires extensive use of estimates and judgements to allocate the consideration transferred to the identifiable tangible and intangible assets acquired and liabilities assumed. Accordingly, the allocation of the consideration transferred in the unaudited pro forma condensed consolidated financial statements is preliminary and will be adjusted upon completion of the final valuation of the assets acquired and liabilities assumed. Such adjustments could be significant. The final valuation is expected to be completed as soon as practicable and when all information to complete the acquisition is obtained but no later than 12 months after the closing date of the acquisition. The unaudited condensed consolidated pro forma statements of operations do not include costs that the Company may incur to integrate Medac with the Company’s current operations, and these costs may be material.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (i) directly attributable to the acquisitions, (ii) factually supportable, and (iii) expected to continually impact the combined results of the

Company, Medac, and CorrectMed. The pro forma financial statements are limited to the aforementioned criteria and only provide information as the effect of the particular transactions, and do not include secondary or indirect effects. Thus adjustments related to cost efficiencies, economies of scale and those made to evaluate the transactions are not included as they are not directly attributable to the transactions. In addition, the unaudited pro forma condensed consolidated financial statements were derived from, and should be read in conjunction with, the information for the nine months ended September 30, 2015 included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2015 and the annual report on the Form 10-K for the year ended December 31, 2014.

The historical condensed financial information regarding Medac and CorrectMed that is included in this report has been prepared by, and is the responsibility of the Company. In addition, we are in the process of reviewing Medac's financial statement classification for conformity with the Company's classifications. As a result of this review, it may be necessary to make, among other changes, additional reclassifications to the consolidated information on a prospective basis.

The statements contained in these notes that are not historical facts are forward-looking statements that involve risks and uncertainties. We wish to caution the reader that these forward-looking statements, such as our expectations for future sales results or future expense changes compared with previous periods, are only predictions. These forward-looking statements may be generally identified by the use of forward-looking words and phrases such as “will,” “intends,” “may,” “believes,” “anticipates,” “should,” and “expects,” and are based on our current expectations or beliefs concerning future events that involve risks and uncertainties. Actual events or results may differ materially as a result of risk and uncertainties as described in “Item 1A. Risk Factors” in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2015 and annual report on Form 10-K for the year ended December 31, 2014, other risks referenced in our Securities and Exchange Commission filings, or other unanticipated risks. We disclaim any obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise.

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2014
(Audited)
(amounts in thousands, except per share data)

	Historical Company	Historical CorrectMed(1)	Historical Medac	Pro Forma As Adjusted Adjustments		Pro Forma As Adjusted
Net revenues:
Ancillary network	$23,146	$—	$—	$—		$23,146
Urgent and primary care	3,906	1,124	6,576	—		11,606
Service agreement revenue	—	—	1,759	—		1,759
Total net revenues	27,052	1,124	8,335	—		36,511
Operating expenses:
Ancillary network provider payments	16,241	—	—	—		16,241
Ancillary network administrative fees	1,127	—	—	—		1,127
Ancillary network operating costs under Management Services Agreement	903	—	—	—		903
Salaries, wages, benefits and taxes	8,157	—	5,809	—		13,966
Other operating expenses	5,910	1,191	1,739	(140	)(7)	8,700
Management fees	—	145	—	(145	)(2)	—
Depreciation and amortization	866	85	221	40	(3)	1,212
Total operating expenses	33,204	1,421	7,769	(245)		42,149
Operating (loss)	(6,152)	(297)	566	245		(5,638)
Other (income) expense:
Interest (income) expense, net	115	29	17	7	(4)	168
Loss on warrant liability, net of deferred loan fees amortization	534	—	—	—		534
Loss from investment in real estate	—	—	3	(3	)(5)	—
(Gain)/loss on disposal of fixed assets	(108)	—	—	—		(108)
Other expense	—	—	4	—		4
Total other (income) expense	541	29	24	4		598
Income/(loss) before income taxes (benefit)	(6,693)	(326)	542	241		(6,236)
Income tax expense (benefit)	70	—	—	—		70
Net income (loss)	$(6,763)	$(326)	$542	$241		$(6,306)
Basic and diluted net loss per common share	$(1.05)					$(0.37	)(6)
Basic and diluted weighted-average common shares outstanding	6,407					16,050	(6)

Pro forma Adjustments and Assumptions

(1)	To record 2014 results from operations for CorrectMed prior to the Company’s acquisition on May 8, 2014, for period January 1, 2014 through May 8, 2014.
(2)	To eliminate $145,000 of management fees paid by CorrectMed to an affiliate, which payments were discontinued after acquisition.
(3)	To record estimated amortization expense of intangibles valued at acquisition date and expected to be amortized over 5 years.

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – (continued)
FOR YEAR ENDED DECEMBER 31, 2014
(Audited)
(amounts in thousands, except per share data)

(4)	To eliminate $21,000 of interest expense related to debt expected to be satisfied by Medac or assumed by an affiliate of Medac at the closing of the transaction and to record $28,000 for 12 months of interest expense related to the $560,000 promissory note included as part of the aggregate consideration. Interest is payable at 5% annually and due 18 months after closing date.
(5)	To eliminate loss from investment in real estate recognized in connection with a shareholder distribution made prior to closing.
(6)	Pro forma as adjusted after giving effect to the issuance and sale of 9,642,857 Class A Units and 750 Class B Units in the offering consummated December 9, 2015. Does not include the shares of common stock that may be issued under the warrants to be issued in such offering. The net loss per share is calculated on a two class participating securities method with losses allocated to the participating preferred stock. The basic net loss per share for the preferred stock was $(526.31) per share.
(7)	To eliminate $140,000 of transaction costs related to the CorrectMed acquisition that were incurred by the Company.

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR NINE MONTHS ENDED SEPTEMBER 30, 2015
(Unaudited)
(amounts in thousands, except per share data)

	Historical Company	Historical Medac	Pro Forma As Adjusted Adjustments		Pro Forma As Adjusted
Net revenues:
Ancillary network	$15,640	$—	—		$15,640
Urgent and primary care	7,251	6,109	—		13,360
Service agreement revenue	—	1,391	—		1,391
Total net revenues	22,891	7,500	—		30,391
Operating expenses:
Ancillary network provider payments	11,598	—	—		11,598
Ancillary network administrative fees	799	—	—		799
Ancillary network other operating costs	2,985	—	—		2,985
Ancillary network perpaid write-off	487	—	—		487
Salaries, wages, contract medical professional fees and related expenses	8,331	5,033	—		13,364
Facility expenses	1,048	397			1,445
Medical supplies	623	342			965
Other operating expenses	5,344	1,088	(59	)(4)	6,373
Intangible asset impairment	520	—	—		520
Depreciation and amortization	857	157	30	(1)	1,044
Total operating expenses	32,592	7,017	(29)		39,580
Operating (loss)	(9,701)	483	29		(9,189)
Other (income) expense:
(Gain) on cancellation of acquisition promissory note	(289)	—	—		(289)
Rental income	—	(37)	—		(37)
Interest expense:
Interest (income) expense, net	277	15	5	(2)	297
(Gain)/loss on warrant liability, net of deferred loan fees amortization	(489)	—	—		(489)
Other expense	—	7	—		7
Total other (income) expense and interest expense	(501)	(15)	5		(511)
Loss before income taxes	(9,200)	498	24		(8,678)
Income tax expense	10	—	—		10
Net income (loss)	$(9,210)	$498	$24		$(8,688)
Basic net loss per common share	$(1.35)				$(0.49)
Diluted net loss per common share	$(1.60)				$(0.60)
Basic weighted-average common shares outstanding	6,847				16,490 (3)
Diluted weighted-average common shares outstanding	6,913				16,556 (3)

Pro forma Adjustments and Assumptions

(1)	To record estimated amortization expense of intangibles valued at acquisition date and expected to be amortized over 5 years.

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – (continued)
FOR NINE MONTHS ENDED SEPTEMBER 30, 2015
(Unaudited)
(amounts in thousands, except per share data)

(2)	To eliminate $16,000 of interest expense related to debt expected to be satisfied by Medac or assumed by an affiliate of Medac at the closing of the transaction and to record $21,000 for 9 months of interest expense related to the $560,000 promissory note included as part of the aggregate consideration. Interest is payable at 5% annually and due 18 months after closing date.
(3)	Pro forma as adjusted after giving effect to the issuance and sale of 9,642,857 Class A Units and 750 Class B Units in the offering consummated December 9, 2015. Does not include the shares of common stock that may be issued under the warrants to be issued in such offering. The net loss per share is calculated on a two class participating securities method with losses allocated to the participating preferred stock. The basic and diluted net loss per share for the preferred stock was $(706.95) and $(856.46), respectively. The preferred stock was anti-dilutive for the diluted net loss per share calculation.
(4)	To elimate $59,000 of transaction costs related to the Medac acquisition that were incurred by the Company.

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2015
(Unaudited)
(amounts in thousands, except per share data)

	Historical Company	Pro Forma(1)	Historical Medac	Pro Forma As Adjusted Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$197	$6,727	$729	$(5,769	)(2)	$1,687
Accounts receivable	2,969	2,969	662	—		3,631
Prepaid expenses and other current assets	775	775	5	—		780
Deferred income taxes	6	6	—	—		6
Total current assets	3,947	10,477	1,396	(5,769)		6,104
Property and equipment, net	3,921	3,921	892	—		4,813
Other assets:
Deferred income taxes	12	12	—	—		12
Deferred loan fees, net	1,625	1,625	—	—		1,625
Deferred offering costs	310	—	—	—		—
Other non-current assets	104	104	5	—		109
Intangible assets, net	705	705	—	202	(3)	907
Goodwill	6,113	6,113	—	3,834	(4)	9,947
Total other assets	8,869	8,559	5	4,036		12,600
Total assets	$16,737	$22,957	$2,293	$(1,733)		$23,517
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Lines of credit	$5,000	$5,000	$—	$—		$5,000
Due to ancillary network service providers	2,900	2,900	—	—		2,900
Due to HealthSmart, ancillary network	672	672	—	—		672
Accounts payable	944	944	413	(413	)(5)	944
Accrued liabilities	2,062	2,062	410	(235	)(5)(7)	2,237
Current portion of long-term debt	351	351	46	(46	)(5)	351
Capital lease obligations, current portion	130	130	20	(20	)(5)	130
Total current liabilities	12,059	12,059	889	(714)		12,234
Long-term liabilities:
Line of credit	5,800	5,800	—	—		5,800
Promissory notes and notes payable	—	—	693	(133	)(6)	560
Capital lease obligations	1,666	1,666	65	(65	)(5)	1,666
Warrant derivative liability	1,670	31	—	—		31
Other long-term liabilities	356	356	—	—		356
Total long-term liabilities	9,492	7,853	758	(198)		8,413
Total liabilities	21,551	19,912	1,647	(912)		20,647
Commitments and contingencies	—	—	—	—		—

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS – (continued)
SEPTEMBER 30, 2015
(Unaudited)
(amounts in thousands, except per share data)

	Historical Company	Pro Forma(1)	Historical Medac	Pro Forma As Adjusted Adjustments		Pro Forma As Adjusted
Stockholders' equity (deficit):
Preferred stock, $1,000 stated value; 10,000 shares authorized, none issued, actual; 10,000 shares authorized, 750 issued and outstanding, as adjusted and pro forma as adjusted	—	750	—	—		750
Common stock, $0.01 par value; 40,000 shares authorized; 6,952 issued and outstanding, historical and 16,595 outstanding on a pro forma basis respectively	69	165	1	(1	)(5)	165
Additional paid-in capital	26,188	33,201	72	(72	)(5)	33,201
Retained earnings (accumulated deficit)	(31,071)	(31,071)	573	(748	)(5)(7)	(31,246)
Total stockholders' equity (deficit)	(4,814)	3,045	646	(821)		2,870
Total liabilities and stockholders' equity (deficit)	$16,737	$22,957	$2,293	$(1,733)		$23,517

Pro forma Adjustments and Assumptions

(1)	The pro forma balance sheet data gives effect to (i) our issuance and sale of 9,642,857 Class A Units and 750 Class B Units in the offering consummated December 9, 2015 at the public offering price of $.70 per Class A Unit and $1,000 per Class B Unit and (ii) increase in stockholders' equity due to the receipt from certain holders of the Company's warrants issued on July 30, 2014, December 4, 2014 and August 12, 2015 (holders of at least $1,639,000 in warrant derivative liability value as valued on September 30, 2015) of waivers to any further exercise price anti-dilution protection, and corresponding decrease in the warrant derivative liability. Does not include the shares of common stock that may be issued under the warrants to be issued in such offering. After deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us of $1,280,000, the offering provides us estimated net proceeds of $6,220,000. Offering expenses of $310,000 had been incurred and capitalized as of September 30, 2015, thus these deferred offering costs have been reclassified against additional paid-in capital and shown as an increase in net proceeds of $310,000 to $6,530,000, in the pro forma condensed consolidated balance sheet as of September 30, 2015. This does not include the underwriters option to purchase additional securities.
(2)	Represents a decrease of $5,140,000 for the cash portion of the purchase price payable to Medac at closing and a reduction from $729,000 to $100,000, for the net cash required to be on hand at closing. The preliminary Medac purchase price allocation is as follows:

Cash	$100,000
A/R	662,000
Prepaids & Other Current Assets	5,000
Other Non-Current Assets	5,000
Fixed Assets	892,000
Intangible Assets	202,000
Goodwill	3,834,000
Total	$5,700,000

AMERICAN CARESOURCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS – (continued)
SEPTEMBER 30, 2015
(Unaudited)
(amounts in thousands, except per share data)

(3)	Represents estimated portion of the Medac purchase price allocable to amortizable intangibles, which are expected to be amortized over 5 years. The amount, and related amortizable intangles, are subject to change based on the results of the final valuation of assets acquired and liabilities assumed, which is expected to be completed within the 12 months following the closing of the acquisition.
(4)	Represents the excess of the Medac purchase price over the fair value of the assets acquired and liabilities assumed (goodwill). This amount, and related amortizable intangibles, are subject to change based on the results of the final valuation of assets acquired and liabilites assumed, which is expected to be completed within the 12 months following the acquisition.
(5)	To eliminate liabilites to be satisfied by Medac or assumed by an affiliate of Medac at closing and eliminate equity.
(6)	To eliminate $693,000 note to be satisfied by Medac or assumed by an affiliate of Medac at closing and record $560,000 promissory note to be paid by the Company to Medac as part of the purchase price at closing, which note is due 18 months after closing date.
(7)	To accrue $175,000 in estimated transaction cost to be incurred to complete the Medac acquisition.